SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C. 20549



	FORM 8-K

	CURRENT REPORT



	Pursuant to Section 13 of 15(d) of
	the Securities Exchange Act of 1934

	____________________________________


	Date of Report (Date of earliest event reported):  25 August 1996


	CATERPILLAR FINANCIAL ASSET TRUST 1995-A
	(Exact name of Registrant as specified in charter)



                               Delaware
	(State or other jurisdiction
	of incorporation)



       33-94848                                  51-0369134
(Commission File Number)                    (IRS Employer I.D. No.)


c/o Caterpillar Financial Funding Corporation
2950 East Flamingo Rd., Suite E-4, Las Vegas, NV         89121
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:   (702)735-2514








	Page 1 of 12 pages.
	The Exhibit Index appears at Page 3


Item 7.  Financial Statements, and Exhibits

               (c)   Exhibits

                Exhibit
                Number                   Description

                99.1     Statement to Certificateholders

                99.2     Statement to Noteholders

                99.3     Servicer's Certificate








	SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            CATERPILLAR FINANCIAL ASSET TRUST 1995-A

					   By:  CATERPILLAR FINANCIAL
						   SERVICES CORPORATION
							  (Servicer)



                            By /s/ Edward J. Scott___
                               Edward J. Scott, Treasurer



DATE:  August 26, 1996







	Page 2



	EXHIBIT INDEX



                                                         Sequentially
Exhibit                                                     Numbered
Number                   Description                          Page


99.1      Statement to Certificateholders				    4

99.2      Statement to Noteholders                              6

99.3      Servicer's Certificate                                8





































Page 3